                                                                   EXHIBIT 10.21

                 AGREEMENT FOR CONVEYANCE IN LIEU OF FORECLOSURE
                                AND OTHER MATTERS

        THIS AGREEMENT FOR CONVEYANCE IN LIEU OF FORECLOSURE AND OTHER MATTERS ("Agreement"), made this 28th day of September, 2001, by and between CYNTERGY CORPORATION, a Delaware corporation ("Borrower") and TECHTEAM CYNTERGY, LLC, a Michigan limited liability company ("Lender"), and ROBERT N. GRIMES and BETH GRIMES.

                                    RECITALS:

        A. On or about January 29, 1999, Bank of America, N.A. (the "Bank") and Borrower entered into a certain Financing and Security Agreement (the "Financing Agreement") under which the Bank agreed to make available to Borrower a line of credit for term loans in the maximum aggregate amount of $1,500,000 (the "Equipment Loan") and a revolving credit facility in the maximum principal amount of $6,000,000 (the "Revolving Loan"). The Bank subsequently made a term loan to Borrower in the amount of $169,876 (the "Term Loan"). The Revolving Loan is evidenced by a Revolving Promissory Note dated January 29, 1999 (the "Revolving Note"). The Equipment Loan is evidenced by seven separate notes (the "Equipment Notes") of various dates. The Term Loan is evidenced by a Promissory Note dated February 5, 1999 (the "Term Note"). The Revolving Note, the Equipment Notes and the Term Note are jointly referred to herein as the "Notes".

        B. The obligations of Borrower under the Financing Agreement and the Notes are secured by the collateral described in the Financing Agreement (the "Collateral").

        C. The obligations of Borrower under the Financing Agreement and the Notes are guaranteed by the Guaranty of Payment Agreement executed by Robert
N. Grimes dated January 29, 1999 and a Limited Recourse Guaranty of Payment Agreement dated the same date executed by Beth Grimes (collectively the "Guaranty"). Robert N. Grimes and Beth Grimes are jointly referred to herein as "Guarantor".

        D. Collectively, the Notes, the Financing Agreement, and the Guaranty, and any other documents executed in connection therewith, shall be referred to herein as the "Loan Documents."

        E. The Bank informed the Borrower that it was in default of the Financing Agreement and the Notes on or about March 1, 2000. The Bank and Borrower entered into an agreement on June 29, 2000 pursuant to which the parties agreed to amend certain provisions of the Loan Documents and the Bank agreed to temporarily forebear from exercising its rights and remedies under the Loan Documents. On December 31, 2000, the Revolving Note matured and has not been repaid. As a result, Borrower is in default of its obligations under the Notes and all sums outstanding under the Notes are now due in full without further demand or notice.

        F. Borrower and Guarantors acknowledge that they are in default under the Loan Documents and are unable to meet their obligations thereunder (the "Obligations").

        G. Pursuant to the terms of an Assignment of Credit Facilities and Financing Documents dated September 28, 2001, Lender has purchased the Notes and has taken an assignment of all of the Bank's rights under the Guaranty and the Financing Agreement.

        H. The parties wish to resolve the default by Borrower's conveyance of substantially all of its assets constituting the Collateral to Lender in exchange for the partial discharge of Borrower's debt evidenced by the Notes and the Financing Agreement (collectively the "Loan Documents").

        NOW, THEREFORE, the parties hereto agree as follows:

        1. Recitals. The recitals set forth above are expressly incorporated herein and the parties admit the truth and accuracy thereof. Capitalized terms not defined herein have the meanings given such terms in the Loan Documents.

        2. Acknowledgment of Defaults. Borrower and Guarantor acknowledge that they are in default of the Obligations to Lender, that such defaults constitute Events of Default under the Loan Documents and that Lender is entitled to exercise its rights and remedies under the Loan Documents by virtue of such defaults, including the right to repossess and foreclose the Collateral, dispose of the Collateral at private or public sale, retain the Collateral in full or partial satisfaction of the Obligations, sue upon the Guaranty and to otherwise enforce rights in the Collateral by any manner permitted by law. It is agreed that Lender shall not be deemed to have waived or released any such default or any of its rights by entering into this Agreement except as specifically set forth herein. Borrower and Guarantor admit that neither of them have any defense, setoff or counterclaim against Lender or with respect to the Loan Documents.

        3. Assignment and Conveyance in Lieu of Foreclosure; Payment by Guarantor. Borrower hereby transfers, assigns and conveys to Lender absolutely and free and clear of any right of redemption or other right or interest of Borrower or anyone claiming through or under Borrower, including Guarantor, good and indefeasible title in and to the Collateral, including but not limited to the name "Cyntergy Corporation" or variants thereof, service marks, trademarks, patents, copyrights and other similar rights, franchises or agreements, fixtures, furniture and equipment, warranties, causes of action, accounts receivable, all records and evidences of title pertaining to the Collateral, and insurance proceeds; PROVIDED, HOWEVER, that Lender does not accept the transfer or assignment of, and Borrower does not hereby transfer or assign the assets identified on EXHIBIT E (the term "Collateral" shall hereinafter mean the Collateral less the items set forth on Exhibit E). Guarantor shall pay Lender $250,000 concurrently with the execution of this Agreement. Guarantors shall, as a material condition of this Agreement, jointly enter into a Guaranty of Payment Agreement in the form of EXHIBIT A (the "New Guaranty"). Upon delivery of this Agreement and the New Guaranty and after receipt of the $250,000 by Lender, the Guaranty (but not the New Guaranty) shall be deemed terminated, and Lender shall take those steps necessary to remove the Confession of Judgment of record against Guarantors (but Lender shall have no obligation to remove the Confession of Judgment against Cyntergy).

        4. Title. The conveyance of Borrower 's interest in and to the Collateral shall be by a Bill of Sale in form of EXHIBIT B.

        5. Covenants of Lender. Lender hereby covenants and agrees, subject to the provisions of this Agreement, that:

                a. Lender does hereby accept the Collateral in partial satisfaction of the Obligations, in accordance with this Agreement. Lender does hereby acquire the Collateral in lieu of foreclosure, and does hereby credit against the Obligations $ 4,500,000, resulting from this in lieu foreclosure. However, the interest conveyed in the Collateral shall not be deemed to have merged with the Liens, and nothing shall preclude Lender from further foreclosure of Lender's interest in the Collateral.

                b. Lender reserves the right to name Borrower in any suit or proceeding to foreclose the Liens. In no event shall the agreement of Lender to forebear from the exercise of any further rights and remedies pursuant to this Agreement or applicable law constitute an admission, waiver or release by Lender of any claim and shall in no event constitute a waiver by Lender of any acceleration of maturity, or of any default claimed by Lender, however denominated under the Loan Documents or this Agreement.

        6. Representations, Warranties and Covenants of Borrower. Borrower does hereby represent and warrant to Lender as follows, and Guarantor hereby joins in such representations and warranties:

                a. Except as disclosed in EXHIBIT C, Borrower has received no written notice of any, nor is there any pending litigation or administrative proceeding involving in any manner the Collateral or the ownership, leasing, operation, management, use, or maintenance thereof.

                b. Borrower has received no written notice from any federal, state, or local taxing authority asserting any, nor is there any, tax, lien, or assessment against the Collateral, which is due and which has not been paid.

                c. Borrower is a Delaware corporation, duly organized, validly existing and in good standing and qualified to do business in each state in which such qualification is required for Borrower to conduct its business.

                d. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action by Borrower, and this Agreement constitutes the legal, valid and binding obligation of Borrower and Guarantor, enforceable against Borrower and Guarantor in accordance with its terms, except as such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally. All persons who have executed this Agreement on behalf of Borrower have been duly authorized to do so by all necessary action on behalf of Borrower. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (i) violate any provision of Borrower's organizational documents or governing instruments of Borrower, (ii) violate any judgment, order, ruling, injunction, decree, or award of any court, administrative agency or governmental body against, or binding upon Borrower, or (iii) to the best of Borrower's knowledge, constitute a violation by Borrower of any law or regulation of any jurisdiction as such law or regulation relates to or affects Borrower.

                e. Except as disclosed on EXHIBIT D, Borrower has no knowledge of any liens which have been filed against the Collateral.

                f. No representation or warranty by Borrower or Guarantor, written or oral, (whether or not contained in this Agreement or in any other instrument executed in connection herewith), contains any untrue statement of any material fact or omits any material fact or statement necessary to make the facts or statements contained herein or therein not false or misleading.

                g. All information and documents furnished to Lender pursuant to this Agreement are true, accurate and complete in all material respects.

                h. Borrower is conveying the Collateral to Lender or its designee in lieu of the exercise of Lender's remedies pursuant to the Loan Documents, and Borrower and Guarantor have throughout the negotiation, preparation, and execution of this Agreement been represented by competent legal counsel of its own choosing. This Agreement was reviewed by Borrower and Guarantor and their counsel, and Borrower and Guarantor acknowledge and agree that they (i) understand fully the terms of this Agreement and the consequences of the issuance hereof and thereof, and (ii) have entered into this Agreement of their own free will and accord, without threat or duress and pursuant to arms-length negotiations.

                i. Borrower has complied with all applicable laws, ordinances, regulations, statutes, rules and restrictions (collectively, "Laws") related to the Collateral.

        7. Assignment of Leases. In addition to the Collateral conveyed to Lender, Borrower shall assign to Lender such leases of equipment or premises as Lender may specify; provided however that Lender does not assume and agree to pay any such leases except pursuant to any agreements Lender may enter into with the respective Lessors.

        8. No Assumption by Lender or Designee. Unless specifically assumed herein or by separate action, neither Lender nor any designee of Lender assumes any obligations owed by Borrower to any person or entity.

        9. Absolute Conveyance. Borrower and Guarantor agree that the conveyance of the Collateral to Lender, or its designee, according to the terms of this Agreement is an absolute conveyance of all of its right, title, and interest in and to the Collateral in fact as well as form and was not and is not now intended as a mortgage, trust conveyance, deed of trust, or security instrument of any kind; that the consideration for such conveyance is as exactly as recited herein and that Borrower has no further interest (including rights of redemption) or claims in and to the Collateral or to the proceeds and profits which may be derived thereof, of any kind whatsoever. Borrower further agrees that the conveyance of the Collateral to Lender was not occasioned by duress or undue influence. The priority of the Liens is intended to be and shall remain in full force and effect and nothing herein or in any instruments executed in connection herewith shall be construed to subordinate the priority of the Liens to any other liens or encumbrances whatsoever. If the conveyance of the Collateral from Borrower to Lender or its designee pursuant to the Closing Documents is voided, avoided, or set aside for any reason whatsoever, then (i) if the Liens shall have been previously released, in whole or in part, the same shall be automatically revived and reinstated; (ii) Lender shall have the right to foreclose the Liens and take such other action permitted thereby or pursuant to the other Loan Documents to enforce the Liens; and (iii) all costs of Lender incurred in connection with the enforcement of the Liens shall be deemed a part of the indebtedness secured by the Liens, which indebtedness is nonrecourse to Borrower and its partners.

        10. Release of Lender. Borrower and Guarantor hereby release Lender and Lender's directors, officers, shareholders and any other related parties, employees or agents from and against any and all claims, demands, injuries, liability, actions, causes of action, setoffs, claims or deductions or recoupment of any kind whatsoever, past, present, known or unknown, direct or derivative, liquidated or contingent, and contract, tort, at law or in equity that it may have had at any time prior to and including the date of this Agreement.

        11. Lender Remedies. Should Borrower or Guarantor breach any of their obligations under this Agreement, Borrower and Guarantor both agree that Lender shall not have an adequate remedy at law and, therefore, Borrower and Lender consent to, in such order as Lender may elect:

                a.      Mandatory injunctive relief.

                b.      Appointment of a receiver.

                c. Such other equitable remedies as are necessary to require Borrower or Guarantor to perform its obligations under this Agreement.

        12. Option. Guarantor shall have the option to purchase from Lender two promissory notes from Technology Facility Management PLC, each in the amount of $325,000, for a total exercise price of $250,000. This option must be exercised by delivery of written notice of intent to exercise and the payment to Lender of good funds in US Dollars no later than June 2, 2002.

        13. Notices. All notices to be given hereunder shall be personally delivered or sent registered or certified mail, return receipt requested, with postage prepaid, to the parties at the following addresses (or to such other or further addresses as the parties may hereafter designate by like notice similarly sent):

                TO BORROWER:       CYNTERGY CORPORATION
                OR GUARANTOR       19636 Club House Road, Suite 120
                                   Rockville, Maryland 20886

                with a copy to:    Paley, Rothman
                                   4800 Hampden Lane, 7th Floor
                                   Bethesda, Maryland 20814
                                   Attention: Wendelin Lipp, Esq.

                TO LENDER:         TECHTEAM CYNTERGY, LLC
                                   27335 West 11 Mile Road
                                   Southfield, MI 48034

                with a copy to:    Jaffe, Raitt, Heuer & Weiss
                                   One Woodward Avenue - Suite 2400
                                   Detroit, Michigan 48226
                                   Attn: Jay L. Welford, Esq.

All notices sent by mail as set forth above shall be deemed effectively given on the date two (2) business days after the date of mailing. All notices personally delivered shall be deemed effectively given on the date of such delivery.

        14. Entire Agreement This Agreement contains the entire agreement between the parties relating to the transaction contemplated hereby. All prior or contemporaneous agreements, understandings, representations and statements, whether written or oral, are merged herein.

        15. No Waiver. No delay on the part of Lender or Borrower in exercising any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any waiver of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege hereunder. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity, except as expressly limited in this Agreement. Lender shall have the right to waive any of the conditions precedent to its obligations under this Agreement. No such waiver, modification, discharge or amendment of this Agreement, will be valid in the absence of the written and signed consent of the party against which enforcement of such is sought, except as otherwise provided herein.

        16. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No assignment of this Agreement or the rights hereunder may be made by Borrower or Guarantor without the written consent of Lender. No assignment of this Agreement or of any rights hereunder by Borrower shall relieve such assigning party of any of its obligations or liabilities hereunder.

        17. Exhibits. All exhibits annexed hereto and all schedules referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.

        18. Further Assurance. The parties hereto shall execute and deliver such other documents and instruments and perform such further acts necessary to effectuate the transactions contemplated hereby.

        19. No Joint Venture. The relationship between Lender and Borrower is solely that of lender and borrower. Lender has no fiduciary or special relationship with Borrower. Nothing contained in this Agreement is intended to create any partnership, joint venture, or association between Lender and Borrower.

        20. Brokers. Each party represents to the others that no broker has been involved in this transaction. It is agreed that if any claims for brokerage commissions or fees are ever made against Borrower or Lender in connection with this transaction, all such claims shall be handled and paid by the party whose actions or alleged commitments form the basis of such claim and the party against whom the claim is made shall indemnify and hold harmless the other from and against any and all such claims or demands, including without limitation, reasonable attorneys' fees, with respect to any brokerage fees or agents' commissions or other compensation asserted by any person, firm or corporation in connection with the Agreement or the transactions contemplated hereby.

        21. Final Agreement. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF.

        22. Captions. The captions, section numbers, and article numbers appearing in this Agreement are inserted only as a matter of convenience and do not define, limit, construe, or describe the scope or intent of such paragraphs or articles of this Agreement nor in any way affect this Agreement.

        23. Time of Essence; Choice of Law. All parties hereto agree that time is of the essence in this transaction and that this Agreement shall be governed by and interpreted in accordance with the laws of the State of Michigan. This Agreement is performable in Michigan and venue for any action in connection herewith shall be proper in Oakland County, Michigan.

        24. Designee. Lender does hereby reserve the right to appoint a designee or designees to accept title to the Collateral at the time of the Closing. Such designee or designees may take the form of a trust, corporation, or a partnership, whether a general partnership or a limited partnership, or both. Borrower and Guarantor hereby agree that all representations, warranties, covenants, and indemnifications shall inure to the benefit of Lender and such designee or designees and their respective successors and assigns.

        25. Non-Business Day. Whenever under the terms and provisions of this Agreement the time for performance of a condition or the giving of a notice falls upon a Saturday, Sunday, or holiday, such time for performance or for the giving of notice shall be extended to the next business day.

        26. Contracts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

        27. Jury Waiver. BORROWER, GUARANTOR AND LENDER DO EACH KNOWINGLY, VOLUNTARILY AND INTELLIGENTLY WAIVE THEIR CONSTITUTIONAL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIM, DISPUTE, CONFLICT OR CONTENTION, IF ANY, AS MAY ARISE UNDER THIS AGREEMENT AND AGREE THAT ANY LITIGATION BETWEEN THE PARTIES CONCERNING THIS AGREEMENT SHALL BE HEARD BY A COURT OF COMPETENT JURISDICTION SITTING WITHOUT A JURY. BORROWER AND LENDER HEREBY CONFIRM TO EACH OTHER THAT THEY HAVE REVIEWED THE EFFECT OF THIS WAIVER OF JURY TRIAL WITH COMPETENT LEGAL COUNSEL OF THEIR CHOICE, OR HAVE BEEN AFFORDED THE OPPORTUNITY TO DO SO PRIOR TO SIGNING THIS AGREEMENT.

        28. No Third Parties. This Agreement is for the benefit of Borrower and Lender only and not for the benefit of any third party, and no third party may derive any benefit herefrom. However, this Agreement shall be binding upon the successors of each of the parties hereto.

        29. Counterparts. This Agreement may be executed in any number of counterparts and when each party has executed at least one counterpart, this instrument shall constitute a completed, binding agreement.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year first above written.

                                        "BORROWER"

                                        CYNTERGY CORPORATION


                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------



                                        "GUARANTOR"


                                        ----------------------------------------
                                        Robert N. Grimes


                                        ----------------------------------------
                                        Beth Grimes



                                        "LENDER"

                                        TECHTEAM CYNTERGY, LLC

                                        By:
                                           -------------------------------------
                                                 [print name]
                                        Its: Manager

                                LIST OF EXHIBITS




Exhibit A - Guaranty of Payment Agreement
Exhibit B - Bill of Sale
Exhibit C - Covenant Deed
Exhibit D - Permitted Encumbrances
Exhibit E - Excluded Assets

                                    EXHIBIT A
                          GUARANTY OF PAYMENT AGREEMENT

                                    EXHIBIT B
                                  BILL OF SALE


        For Ten and No/100 Dollars ($10.00), in hand paid, and other good and valuable consideration set forth in the Agreement for Conveyance in Lieu of Foreclosure and Other Matters (the "Agreement") to which this Bill of Sale is an Exhibit, the receipt and adequacy of which is hereby acknowledged, CYNTERGY CORPORATION, does hereby sell, assign, transfer and convey unto TechTeam Cyntergy, LLC, all of its right, title and interest in and to the Collateral, as that term is described in the Agreement, but excluding the assets described on Exhibit E to the Agreement.



Executed as of September 28, 2001

                                               CYNTERGY CORPORATION


                                               By:
                                                  ------------------------------

                                               Its:
                                                   -----------------------------

                                    EXHIBIT C
                               PENDING LITIGATION

                                    EXHIBIT D
                                      LIENS

                                    EXHIBIT E
                                 EXCLUDED ASSETS


CYNTERCORP, INC. COMMON STOCK OWNED BY ROBERT GRIMES (600 SHARES) AND BETH GRIME (400 SHARES) AND PLEDGED TO BANK OF AMERICA

ALL SHARES OF COMMON STOCK IN CYNTERGY EMEA, LTD. (A DELAWARE CORPORATION) OWNED BY ROBERT GRIMES AND BETH GRIMES AND PLEDGED TO THE BANK OF AMERICA

ALL CUSTOMER CONTRACTS OF CYNTERGY CORPORATION WHICH ARE NOT SPECIFICALLY ACQUIRED BY TECHTEAM CYNTERGY, L.L.C. THROUGH A SUPPLEMENT TO THIS AGREEMENT




                                      -15-